SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 2, 2019
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NETFLIX, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35727	77-0467272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Winchester Circle
Los Gatos, CA
95032
(Address of principal executive offices)
(Zip Code)
(408) 540-3700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 2, 2019, Netflix, Inc. (the “Company”) announced that it would reclassify certain streaming personnel related expenses on its Consolidated Statement of Operations effective for the fourth quarter of 2018. Specifically, expenses for personnel that support global content and marketing that were previously classified in General and administrative expenses were reclassified to Cost of revenues and Marketing, respectively. In addition, expenses for personnel that support global streaming delivery that were previously classified in Technology and development were also reclassified to Cost of revenues. The Company is making this change in classification in order to reflect how the nature of the work performed by certain personnel has changed to be more directly related to the development, marketing and delivery of our service as a result of the continued evolution of the Company’s strategy to self-produce and create more of its own content rather than license or procure it from third parties. This change in classification will also align external presentation of personnel related expenses with the way that the Company's chief operating decision maker expects to assess profitability and make resource allocation decisions going forward. The Company will reclassify these personnel related expenses for all prior periods in order to present comparable financial results. There is no change to consolidated operating income, net income or cash flows or DVD segment results as a result of this change in classification.

The revised Consolidated Statements of Operations as well as segment results for the three month periods ended March 31, 2016, 2017 and 2018, June 30, 2016, 2017 and 2018, September 30, 2016, 2017 and 2018 and December 31, 2016 and 2017 and for the twelve month periods ended December 31, 2016 and 2017 and nine month period ended September 30, 2018 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The information in this report shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly stated by specific reference in such filing.
Item 9.01 Financial Statement and Exhibits.
(d)   Exhibit

99.1*	Revised Financial Information

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.
Date:	January 2, 2019
/s/ David Wells
David Wells
Chief Financial Officer